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EXHIBIT 10.5


                              AMENDED AND RESTATED
                        ASSIGNMENT AND PURCHASE AGREEMENT

         This Amended and Restated Assignment and Purchase Agreement ("Agreement") is made and entered into as of August 2, 2005, by and among Brian Kelly and Michael Reinstein (each a "Seller" and collectively the "Sellers"), USN Corporation, a Colorado corporation ("USN") and LGS Holdings, Inc. (a California corporation.) ("LGS"). This Agreement hereby amends and restates in its entirety that certain Assignment and Purchase Agreement (the "Original Agreement") dated as of June 17, 2005, by and among the Sellers and USN.

                                    RECITALS

         1. Sellers are the only members of Spotlight, LLC, a California limited liability company (the "Company") which filed its Articles of Organization with the office of the California Secretary of State on August 5, 2002 ("Articles of Organization").

         2. Each Seller currently owns a fifty percent (50%) Membership Interest (as that term is defined in the Operating Agreement) in the Company (collectively, the "Membership Interests").

         3. The Company has heretofore conducted the business of purchasing product for the operations of USN Television Group. The Company has not, prior to the date hereof, made any distributions or payments of profit, earnings or salary to the Members.

         4. Sellers and USN previously entered into the Original Agreement providing for the sale of the Membership Interests to USN.

         5. Sellers intended to sell their Membership Interests to LGS (the "Transaction") and not to USN and the Original Agreement did not accurately reflect the terms of the Transaction, therefore Sellers, USN and LGS desire to amend and restate the Original Agreement in its entirety to accurately reflect the terms of the Transaction.

         For and in consideration of the covenants, promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1.       SALE AND PURCHASE OF MEMBERSHIP INTERESTS

         Subject to the terms and conditions in this Agreement, each Seller hereby sells, assigns, transfers, conveys and delivers to LGS, and LGS hereby purchases, each such Seller's Membership Interest.

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2.       SELLERS' REPRESENTATIONS, WARRANTIES, COVENANTS AND INDEMNITY

         Each Seller represents, warrants and covenants to LGS as follows:

         A. Each such Seller is the owner of his Membership Interest, free and clear from any liens or encumbrances whatsoever, except those restrictions on transfer which are set forth in the Operating Agreement, all of which are hereby waived by each such Seller.

         B. Each such Seller has the full power and authority to execute, deliver and perform his obligations under this Agreement.

         C. To each such Seller's actual knowledge, there are no lawsuits, threats of litigation, claims, or other demands affecting or involving such Seller's Membership Interest arising or accruing before the date of this Agreement.

         D. Each such Seller agrees to cooperate with LGS, and on LGS's reasonable request without additional compensation, to execute all documents and take all actions as necessary to perfect and implement LGS's full ownership of each such Seller's Membership Interest.

         E. Each such Seller shall, on a several and not joint and several basis, indemnify, hold harmless and defend LGS, its directors, officers, attorneys, successors, assigns, partners, members, agents, representatives, employees and lenders, against and in respect of damages, costs, expenses, reasonable fees of attorneys and consultants, claims, losses, liens, encumbrance and other liabilities arising from any breach of such Seller's representations, warranties or covenants in this Agreement. Notwithstanding anything to the contrary contained herein, the indemnity and covenants contained in this Paragraph shall survive the execution and delivery of this Agreement.

3.       LGS'S REPRESENTATIONS, WARRANTIES, COVENANTS AND INDEMNITY

         A. LGS represents and warrants to the Sellers: (i) that it has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder, (ii) that the EXECUTION and delivery of this Agreement by LGS has been authorized by all necessary corporate action on behalf of LGS,
(iii) that this Agreement has been duly executed and delivered by LGS, (iv) that this Agreement is a valid and binding agreement of LGS, enforceable against it in accordance with its terms, and (v) LGS has (a) received copies of the Articles of Organization and Operating Agreement, and (b) reviewed, inspected and approved the assets and liabilities of the Company presented by Seller to LGS.

         B. LGS shall indemnify, hold harmless and defend each of the Sellers (with counsel selected and paid for solely by LGS), its directors, officers, attorneys, successors, assigns, partners, members, agents, representatives, employees and lenders, against and in respect of any and all damages, costs, expenses, reasonable fees of attorneys and consultants, claims, losses, liens, encumbrance and other liabilities arising from any (i) breach of LGS's representations, warranties or covenants IN this Agreement that survive the Closing and (ii) failure of LGS to cause the Company to pay, satisfy, discharge or otherwise resolve any liabilities of the Company listed on Exhibit "A" attached hereto. Notwithstanding anything to the contrary contained herein, the indemnity and covenants contained in this Paragraph shall survive the execution and delivery of this Agreement.


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4.       NATURE OF MEMBERSHIP INTERESTS

         A. Other than as set forth herein, no person acting on behalf of any Seller is authorized to make, and by execution hereof, LGS acknowledges that no person has made, any representation, agreement, statement, warranty, guarantee or promise regarding the Membership Interests except as may be expressly set forth in this Agreement. No representation, warranty, agreement, statement, guarantee or promise, if any, made by any person acting on behalf of any Seller which is not contained in this Agreement will be valid or binding on any Seller.

         B. LGS ACKNOWLEDGES AND AGREES THAT EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, THE SELLERS HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY NEGATE AND DISCLAIM ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO
(I) VALUE OF THE MEMBERSHIP INTERESTS; (II) THE INCOME TO BE DERIVED FROM THE COMPANY OR ANY EQUITY INTEREST THEREIN.

         LGS ACKNOWLEDGES THAT (i) THIS SECTION 5.B HAS BEEN READ AND FULLY UNDERSTOOD, (ii) LGS HAS HAD THE CHANCE TO ASK QUESTIONS OF ITS COUNSEL ABOUT ITS MEANING AND SIGNIFICANCE, AND (iii) LGS HAS ACCEPTED AND AGREED TO THE TERMS SET FORTH IN THIS SECTION 4.B.

5.       TREATMENT OF ASSETS AND LIABILITIES

         LGS hereby agrees and acknowledges that all of the assets and liabilities of the Company will, by operation of the transfer of the Membership Interests to LGS, be indirectly the assets and liabilities of LGS through the Company as its wholly owned subsidiary.

6.       GENERAL PROVISIONS

         6.1 EXPENSES. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

         6.2 ARBITRATION. Any controversy, claim or dispute arising out of or in any way relating to this Agreement or the alleged breach thereof, shall be determined by final and binding arbitration administered by JAMS in Los Angeles, California in accordance with the JAMS Arbitration Rules and Procedures (the "RULES") which are in effect at the time of the arbitration or the demand therefore. In the event of such an arbitration proceeding, the parties shall select a mutually acceptable neutral arbitrator from among the JAMS panel of arbitrators. In the event the parties cannot agree on an arbitrator, the Administrator of JAMS shall appoint an arbitrator. California Code of Civil Procedure ss. 1283.05, which provides for certain discovery rights, shall apply to any such arbitration, and said code section is also hereby incorporated by reference. In reaching a decision, the arbitrator shall have no authority to change, extend, modify or suspend any of the terms of this Agreement. The


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arbitration shall be commenced and heard in Los Angeles, California. The arbitrator(s) shall apply the substantive law (and the law of remedies, if applicable) of California or federal law, or both, as applicable to the claim(s) asserted, and the arbitrator is without jurisdiction to apply any different substantive law. The arbitrator shall render an award and a written, reasoned opinion in support thereof, stating all findings of fact and conclusions of law. Judgment on the award may be entered in any court of competent jurisdiction, even if a party who received notice under the Rules fails to appear at the arbitration hearing(s). The parties may seek, from a court of competent jurisdiction, provisional remedies or injunctive relief in support of their respective rights and remedies hereunder without waiving any right to arbitration. However, the merits of any action that involves such provisional remedies or injunctive relief shall be determined by arbitration under this
Section 6.2.

         6.3 FURTHER ASSURANCES. If at any time after the closing of the transactions contemplated hereby any further action is reasonably necessary or desirable to carry out the purposes of this Agreement, then promptly upon the request of the other party, Sellers or LGS, as the case may be, shall take such action (including, but not limited to, the execution of additional documents and instruments).

         6.4 AMENDMENTS. No amendment to this Agreement shall be effective unless it shall be in writing and signed by the parties hereto.

         6.5 NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent, postage prepaid, by registered or certified mail, and shall be deemed given when so delivered, as follows:

         (i) IF TO LGS:

                           LGS
                           _______________________________
                           _______________________________

         (ii) IF TO SELLERS:

                           _______________________________
                           _______________________________
                           _______________________________


         6.6 INTERPRETATION: EXHIBITS AND SCHEDULES. The headings contained in this Agreement and in any exhibit attached hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         6.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

         6.8 ENTIRE AGREEMENT. This Agreement, together with all exhibits and schedules attached hereto, contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written agreements and understandings relating to such subject matter.


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         6.9 SEVERABILITY. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

         6.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to agreements made and to be performed entirely within such state, without regard to the conflicts of law principles of such state.

         6.11 CONSTRUCTION. Each party has had a full and complete opportunity to review this Agreement, and make suggestions or changes and seek legal advice. Accordingly, each party understands that this Agreement is deemed to have been drafted jointly by the parties and agrees that the common-law principles of construing ambiguities against the drafter shall have no application hereto. It should be construed fairly and not in favor of or against one party as the drafter hereof.


                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                               SELLERS:


                                               /S/ MICHAEL REINSTEIN
                                               --------------------------------
                                               Mike Reinstein


                                               /S/ BRIAN KELLY
                                               --------------------------------
                                               Brian Kelly



                                               LGS HOLDINGS, INC.:


                                               By:  /S/ EDWARD GUREVICH
                                                    ---------------------------
                                                    Edward Gurevich, President


                                               USN CORPORATION


                                               By:  /S/ TERRY WASHBURN
                                                    ---------------------------


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